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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K
                           ---------------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 17, 1999

                              HEADHUNTER.NET, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Georgia                      000-27003                 58-2403177
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                       6410 Atlantic Boulevard, Suite 160
                             Norcross, Georgia 30071
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (770) 300-9272



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ITEM 2   ACQUISITION OR DISPOSITION OF ASSETS

         On December 17, 1999, Headhunter.net, Inc., a Georgia corporation, purchased substantially all the assets of All In One Submit, an unincorporated business owned by Chicago Computer Guide, Inc., an Illinois corporation owned in its entirety by George Scholomite.

          The assets purchased include equipment, intellectual property, contracts and agreements, and the existing customer base. Headhunter.net did not assume any liabilities as a result of the acquisition. The purchase price for the assets included a maximum of up to $300,000 in cash, plus a maximum of up to 100,000 shares of Headhunter.net common stock. Of the total cash, $250,000 was paid at closing and $50,000 is being held in escrow, which will be paid, if at all, if certain revenue levels are met. The cash portion of the purchase price was paid from cash on hand. Of the total shares, 25,000 shares were issued to Chicago Computer Guide at closing and the remaining amount of up to 75,000 shares will be issued, if at all, within 45 days from the end of calendar year 2000, but only if certain revenue levels are met during the calendar year. The shares were issued without registration under the Securities Act of 1933 in a transaction exempt from registration.

         All In One Submit is an online job-posting company based in Chicago, Illinois. Utilizing sophisticated job-posting technology, All In One Submit offers its customers the ability to post jobs on multiple free job sites and news groups across the Internet. The customer base acquired is in excess of 450 customers, including recruiters, staffing firms and a wide variety of corporate customers across the country. Headhunter.net intends to continue to use the assets acquired in connection with its existing business.

         The foregoing description of the All In One Submit acquisition does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein. A copy of the press release, dated December 20, 1999, issued by the Company, relating to the above described transaction is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired

                  The required financial statements will be filed by amendment not later than 60 days after January 3, 2000.

         (b)      Pro Forma Financial Information

                  The required pro-forma financial statements will be filed by amendment not later than 60 days after January 3, 2000.



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         (c)      Exhibits

Number            Exhibit

2.1               Purchase Agreement dated December 17, 1999 between
                  Headhunter.net, Inc., Chicago Computer Guide, Inc. and George
                  Scholomite.

99.1              Press Release dated December 20, 1999

























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEADHUNTER.NET, INC.

Date:    January 3, 2000           By: /s/  Robert M. Montgomery, Jr.
                                       ------------------------------
                                       Robert M. Montgomery, Jr.
                                       President and Chief Executive Officer









































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                                  EXHIBIT INDEX

Number            Exhibit

2.1               Purchase Agreement dated December 17, 1999 between
                  Headhunter.net, Inc., Chicago Computer Guide, Inc. and George
                  Scholomite.

99.1              Press Release dated December 20, 1999